LIQUIDITY AND CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2023
Liquidity and Capital Management [Abstract]
LIQUIDITY AND CAPITAL MANAGEMENT	LIQUIDITY AND CAPITAL MANAGEMENT
The capital of the partnership’s business consists of debt obligations, capital securities, preferred stock and equity. The partnership’s objective when managing this capital is to maintain an appropriate balance between holding a sufficient amount of equity capital to support its operations and reducing its weighted average cost of capital to improve its return on equity. As at December 31, 2023, capital totaled $120 billion (December 31, 2022 - $103 billion).

The partnership attempts to maintain a level of liquidity to ensure it is able to participate in investment opportunities as they arise and to better withstand sudden adverse changes in economic circumstances. The partnership’s primary sources of liquidity include cash, undrawn committed credit facilities, construction facilities, cash flow from operating activities and access to public and private capital markets. In addition, the partnership structures its affairs to facilitate monetization of longer-duration assets through financings and co-investor participations.

The partnership seeks to increase income from its existing properties by maintaining quality standards for its properties that promote high occupancy rates and support increases in rental rates while reducing tenant turnover and related costs, and by controlling operating expenses. Consequently, the partnership believes its revenue, along with proceeds from financing activities and divestitures, will continue to provide the necessary funds to cover its short-term liquidity needs. However, material changes in the factors described above may adversely affect the partnership’s net cash flows.

The partnership’s principal liquidity needs for the current year and for periods beyond include:

•Recurring expenses;
•Debt service requirements;
•Distributions to preferred equity unitholders;
•Distributions to unitholders;
•Capital expenditures deemed mandatory, including tenant improvements;
•Development costs not covered under construction loans;
•Investing activities which could include:
◦Fulfilling the partnership’s capital commitments to various funds;
◦Discretionary capital expenditures;
◦Property acquisitions; and
◦Future development.

Most of the partnership’s borrowings are in the form of long-term asset-specific financings with recourse only to the specific assets. Limiting recourse to specific assets ensures that poor performance within one area does not compromise the partnership’s ability to finance the balance of its operations.

In addition, the partnership may, from time to time, issue equity instruments, including, but not limited to, LP Units, preferred equity and Redeemable/Exchangeable Partnership Units, to the public in private placements in certain circumstances to provide financing for significant transactions.

The partnership’s operating subsidiaries are subject to limited covenants in respect of their corporate debt and are in full compliance with all such covenants at December 31, 2023. The partnership’s operating subsidiaries are also in compliance with all covenants and other capital requirements related to regulatory or contractual obligations of material consequence to the partnership. The partnership generally believes that it will be able to either extend the maturity date, repay, or refinance the debt that is scheduled to mature in 2024 to 2025, however, excluding debt obligations on assets in receivership, the partnership has suspended contractual payment on approximately 1% of its non-recourse mortgages. The partnership is currently engaging respective creditors for certain assets with these negotiations. The partnership has, in certain instances, transferred properties securing these loans to the lenders. It is possible that certain additional properties securing these loans could be transferred to the lenders if the partnership is unsuccessful in ongoing negotiations with creditors.

The partnership’s strategy is to satisfy its liquidity needs in respect of the partnership using the partnership’s cash on hand, cash flows generated from operating activities and provided by financing activities, as well as proceeds from asset sales, primarily held in the LP Investments segment. The operating subsidiaries of the partnership also generate liquidity by accessing capital markets on an opportunistic basis.

The partnership’s principal liquidity needs for periods beyond the next year are for scheduled debt maturities, distributions, recurring and non-recurring capital expenditures, development costs, potential property acquisitions, capital contributions to operating subsidiaries and the partnership’s capital commitments to various funds. The partnership plans to meet these needs with one or more of: cash flows from operations; construction loans; creation of new funds; proceeds from sales of assets; proceeds from sale of non-controlling interests in subsidiaries and properties; and credit facilities and refinancing opportunities.

The table below presents the partnership’s contractual obligations as of December 31, 2023:

(US$ Millions)		Payments due by period
Dec. 31, 2023	Total	< 1 Year	1 Year	2 Years	3 Years	4 Years	> 5 Years
Debt obligations(1)	$69,056	$28,824	$13,749	$6,859	$7,958	$5,822	$5,844
Capital securities	2,835	795	164	565	—	—	1,311
Lease obligations	5,196	66	63	63	63	64	4,877
Commitments(2)	258	182	73	2	—	1	—

Interest expense(3):
Debt obligations	10,307	3,765	2,172	1,575	1,035	529	1,231
Capital securities	1,530	169	128	125	86	88	934
Interest rate swaps	(17)	(20)	(3)	2	3	1	—
(1)Debt obligations gross of deferred financing costs of $344 million.
(2)Primarily consists of construction commitments on commercial developments.
(3)Represents aggregate interest expense expected to be paid over the term of the obligations. Variable interest rate payments have been calculated based on current rates.